UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2024

THE CONTAINER STORE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36161	26-0565401
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Freeport Parkway
Coppell, TX 75019
(Address of principal executive offices) (Zip Code)

(972) 538-6000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 1, 2024, The Container Store, Inc. (the “Tenant”), a wholly-owned subsidiary of The Container Store Group, Inc. (the “Company”), entered into a Seventh Amendment to Lease (the “Seventh Amendment”) to the Office, Warehouse and Distribution Center Lease Agreement dated October 8, 2002, as amended (the “Lease”), between Duke Secured Financing 2009 - 1ALZ, LLC, a Delaware limited liability company (as successor-in-interest to Duke Realty Limited Partnership, an Indiana limited partnership, as successor-in-interest to Texas Dugan Limited Partnership, a Delaware limited partnership) as the landlord, and the Tenant. Tenant’s obligations under the Lease are guaranteed by the Company.

The Seventh Amendment amends the Lease to, among other things, (i) extend the term of the lease for 120 months, commencing on May 1, 2025, such that the expiration of the Lease Term, as defined in the Lease, is amended to be April 30, 2035, and (ii) increase the monthly rental installments to be as follows:

Period	Monthly Rental Installments
05/01/2025 - 05/31/2025	Monthly Rental Installment is abated for this period.
06/01/2025 - 04/30/2026	USD$619,593.75
05/01/2026 - 04/30/2027	USD$644,377.50
05/01/2027 - 04/30/2028	USD$670,152.60
05/01/2028 - 04/30/2029	USD$696,958.70
05/01/2029 - 04/30/2030	USD$724,837.05
05/01/2030 - 04/30/2031	USD$753,830.53
05/01/2031 - 04/30/2032	USD$783,983.75
05/01/2032 - 04/30/2033	USD$815,343.10
05/01/2033 - 04/30/2034	USD$847,956.82
05/01/2034 - 04/30/2035	USD$881,875.09

The foregoing description of the Seventh Amendment is qualified in its entirety by reference to the full text of the Seventh Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On February 6, 2024, The Container Store Group, Inc. (the “Company”) announced financial results for the quarter ended December 30, 2023. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K by reference

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

10.1	The Seventh Amendment to Lease to the Office, Warehouse and Distribution Center Lease Agreement dated February 1, 2024.

99.1	Press Release issued by The Container Store Group, Inc. on February 6, 2024.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline Instance XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONTAINER STORE GROUP, INC.

Date: February 6, 2024	By:	/s/ Jeffrey A. Miller
Jeffrey A. Miller
Chief Financial Officer

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